SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 FILED BY THE REGISTRANT                      [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT   [  ]

Check the appropriate box:

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
[  ]   PRELIMINARY PROXY STATEMENT



[  ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))



[X]    DEFINITIVE PROXY STATEMENT



[ ]    DEFINITIVE ADDITIONAL MATERIALS



[ ]    SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-11(C) OR SEC. 240.14A-12

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
      (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER) FIDELITY MONEY MARKET TRUST

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
            (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
            ARTHUR S. LORING, SECRETARY

Payment of Filing Fee (Check the appropriate box):
[X]    NO FEE REQUIRED.



[  ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

            (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (2)   AGGREGATE NUMBER OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION

                  COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:



            (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:



            (5)   TOTAL FEE PAID:


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
[  ]   FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.



[  ]   CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2)

       AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY.  IDENTIFY THE

       PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF

       ITS FILING.

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      (1)   AMOUNT PREVIOUSLY PAID:



      (2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:



      (3)   FILING PARTY:



      (4)   DATE FILED:


RATED MONEY MARKET
CLASS I
CLASS II
CLASS III
A FUND OF FIDELITY MONEY MARKET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Rated Money Market:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Rated Money Market (the fund), a series of Fidelity Money Market Trust, a series trust (the trust), will be held at the office of the trust, 82 Devonshire Street, Boston, Massachusetts 02109 on December 17, 1997 at 10:30 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1.  To approve an amended Management Contract for the fund.
2. To approve an Agreement and Plan providing for the reorganization of the fund from a separate series of one Delaware business trust to another.
3. To amend the fund's fundamental investment limitation concerning diversification.
4. To eliminate the fund's fundamental investment limitation concerning writing or purchasing put or call options.
 The Board of Trustees has fixed the close of business on October 20, 1997 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
October 20, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC CORP.                       JOHN SMITH, TREASURER

 2)     ABC CORP.                       JOHN SMITH, TREASURER

        C/O JOHN SMITH, TREASURER

B. 1)   ABC CORP. PROFIT SHARING PLAN   ANN B. COLLINS,
                                        TRUSTEE

 2)     ABC TRUST                       ANN B. COLLINS,
                                        TRUSTEE

 3)     ANN B. COLLINS, TRUSTEE         ANN B. COLLINS,
                                        TRUSTEE

        U/T/D 12/28/78

C. 1)   ANTHONY B. CRAFT, CUST.         ANTHONY B. CRAFT

        F/B/O ANTHONY B. CRAFT, JR.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY MONEY MARKET TRUST:
RATED MONEY MARKET
TO BE HELD ON DECEMBER 17, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Money Market Trust (the trust) to be used at the Special Meeting of Shareholders of Rated Money Market (the fund) and at any adjournments thereof (the Meeting), to be held on December 17, 1997 at 10:30 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 20, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS)
and D.F. King & Co.   , Inc.     may be paid on a per-call basis to
solicit shareholders on behalf of the fund at an anticipated cost of
approximately $   1,125    . The expenses in connection with preparing
this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of FMR Texas, Inc. (FMR Texas), subadviser to the fund, is 400 East Las Colinas Boulevard, Irving, Texas 75039.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The fund may also arrange to have votes recorded by telephone. D.F.
King & Co.   , Inc.     may be paid on a per-call basis for
vote-by-phone solicitations on behalf of the fund at an anticipated
cost of approximately $   340    . The expenses in connection with
telephone voting will be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
    On August 31, 1997 there were 308,876,768 shares for Class I, 20,861,041 shares for Class II, and 45,201,961 shares for Class III issued and outstanding.
 As of     August 31, 1997 the    Trustees and officers of the trust
owned, in the aggregate, less than 1% of the fund's outstanding shares.
    To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each class on August 31, 1997 was as follows:
    Rated Money Market: Class I - Perini Corporation, Framingham, MA (12.29%); General Signal Corporation, Stamford, CT (10.87%); Metric Partners, Foster City, CA (6.67%); U.S. Trust Company of NY, New York, NY (6.27%); Combined Jewish Philanthropies of Boston, Boston, MA (5.80%).
    Rated Money Market: Class II - Bank of Boston, Boston, MA
(98.10%).
    Rated Money Market: Class III - Texas Commerce Bank, N.A., Houston, TX (84.22%); Barnett Asset Management, Jacksonville, FL (10.20%).
    To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the classes on that date.
 Shareholders of record at the close of business on October 20, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 For a free copy of the fund's annual report for the fiscal year ended March 31, 1997 and the semiannual report for the fiscal period ended
September 30, 1997 call    1-    800   -    843   -    3001 or write
to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.
VOTE REQUIRED: APPROVAL OF PROPOSALS 1 THROUGH 4 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
1. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees, including a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee arrangement between the fund and FMR to make it consistent with the management fee arrangement between comparable Fidelity
   I    nstitutional    M    oney    M    arket funds (FIMM funds) and
FMR. The Amended Contract also includes a discussion of FMR's ability to use brokers and dealers to execute portfolio transactions.
 Under the present management contract (the Present Contract), the fund pays FMR an all-inclusive management fee at an annual rate of 0.42% of the fund's average net assets, and FMR pays all of the fund's other expenses with certain exceptions (such as applicable Rule 12b-1 fees and other expenses described below). The proposal would modify the contractual management fee arrangement between the fund and FMR by
(i) reducing the management fee rate from 0.42% of the fund's average net assets to 0.20% of the fund's average net assets, and (ii) replacing the all-inclusive fee structure with a fee structure under which the fund (rather than FMR) would pay all of its other expenses.
The fund is marketed as part of the FIMM funds product line    -     a
product line of high minimum investment, lower-expense money market funds for institutional investors. The proposed management fee arrangement is standard for other FIMM funds.
 Currently, FMR voluntarily limits the total operating expenses (excluding applicable Rule 12b-1 fees and certain other expenses) of each class of the fund, and of each class of most other FIMM funds, to 0.20% of the class's average net assets. FMR may terminate the voluntary expense limitation with respect to the fund at any time without prior notice to shareholders; FMR does not, however, intend to do so at this time whether or not shareholders approve the Amended Contract. Therefore, approval of the proposal is not expected to result in a change in the total operating expenses of any class of the fund at this time because, under the proposed management fee structure, each class would continue to be subject to the same voluntary expense limitation. If FMR were to terminate the voluntary expense limitation in the future, the fund's total operating expenses under the Amended Contract could exceed the fund's current all-inclusive management fee. Approval of the proposal would not affect the way in which the fund is managed.
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through May 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through May 31, 1998, and thereafter subject to the same requirements for continuance as the Amended Contract.
 MODIFICATIONS TO THE MANAGEMENT FEE STRUCTURE. The management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. Under the Present Contract, the fund pays FMR an all-inclusive management fee at an annual rate of 0.42% of the fund's average net assets. FMR pays all of the fund's other expenses, with the following exceptions: Rule 12b-1 fees (applicable to Class II and Class III shares only); taxes; brokerage fees and commissions; the fees and expenses of the Independent Trustees; and such non-recurring expenses as may arise, including the costs of any litigation to which the fund may be a party, and any obligation the fund may have to indemnify its officers and Trustees with respect to litigation. FMR also provides for, and bears the cost of, transfer agent and dividend disbursing services through Fidelity Investments Institutional Operations Company, Inc. (FIIOC), and portfolio and general accounting record maintenance through Fidelity Service Company, Inc. (FSC). The fund's management fee is reduced by the amount of compensation that the fund pays to the Independent Trustees.
 Class II and Class III shares of the fund are subject to Rule 12b-1 fees of 0.15% and 0.25%, respectively, of the applicable class's average net assets; Class I shares of the fund are not subject to Rule 12b-1 fees. Class II and Class III each pays Rule 12b-1 fees to FDC as compensation for FDC's services and expenses in connection with the distribution of the class's shares. The proposed modifications to the management fee arrangement between the fund and FMR do not affect the Rule 12b-1 fees.
 Under the Amended Contract, the fund would pay FMR a management fee at an annual rate of 0.20% of the fund's average net assets, the standard rate for other FIMM funds. Unlike the management fee under the Present Contract, the management fee under the Amended Contract would not be all-inclusive. Therefore, in addition to the management fee and the other expenses (listed above) for which the fund pays under the Present Contract, the fund would pay for its expenses including: legal and audit expenses; custodian, registrar, and transfer agent fees and expenses; the fees and expenses related to the registration and qualification of the trust and the fund's shares for distribution under state and federal securities laws; the expenses of printing and mailing notices and reports and proxy material to the fund's shareholders; all other expenses incidental to holding meetings of the fund's shareholders, including proxy solicitations therefor; a proportionate share of insurance premiums and Investment Company Institute dues; and the expenses of typesetting, printing, and mailing prospectuses and statements of additional information. Although the Amended Contract provides that the fund would pay the expenses of typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, if shareholders approve this proposal, pursuant to a transfer agent agreement with FIIOC, each class of the fund would pay FIIOC for providing these services to shareholders of each class of the fund.
 Currently, FMR voluntarily reimburses each class of the fund to the extent that total operating expenses (excluding Rule 12b-1 fees applicable to Class II and Class III shares; interest; taxes; brokerage commissions; and extraordinary expenses) exceed 0.20% of the class's average net assets. FMR does not intend to terminate the voluntary expense limitation at this time. The proposed amendments, therefore, would not result in an increase in any class's total operating expenses at this time because, under the proposed management fee structure, each class would continue to be subject to the same voluntary expense limitation. If FMR were to terminate the voluntary expense limitation in the future, the fund's total operating expenses under the Amended Contract could exceed the fund's current all-inclusive management fee.
 REASONS FOR THE PROPOSAL. FMR recommended the proposed amendments to the fund's management contract to the Board of Trustees in order to bring the fund's management fee structure in line with that of comparable Fidelity institutional money market funds. Together, the fund and the comparable Fidelity funds are marketed as the Fidelity Institutional Money Market (or FIMM) funds. FMR proposed the amendments as part of its effort to standardize the terms of the management contracts for all of the FIMM funds. Like the fund, the other FIMM funds currently offer three classes of shares (Class I, Class II, and Class III).
 FMR's request that the fund's management contract be amended reflects its belief that the fund should have the management fee structure that is standard for other FIMM funds. In making its request, FMR noted that although the fund was once marketed as part of a different product line, the fund is now marketed as part of the FIMM funds
product line    -     a product line of high minimum investment,
lower-expense money market funds for institutional investors. Although the fund currently operates under the same voluntary expense limitation as most other FIMM funds, it does not have the standard FIMM funds management contract and fee structure.
 Because the FIMM funds are marketed together in the same prospectuses, which describe, among other features, the funds' management fee arrangements (including expense limitations), prospectus disclosure of the terms of the various management contracts may lead to investor confusion about the management fee structure of the FIMM funds product line. Standardizing the fund's management fee structure would further the goal of simplifying the prospectus disclosure and improving shareholder understanding of the product line. Moreover, standardizing the fund's management fee structure will not have any impact on the current total operating expenses of any class of the fund, or affect the way in which the fund is managed.
 Based on data provided by Lipper Analytical Services, Inc. (Lipper), an independent service that monitors the mutual fund industry, the median management fee rate for institutional money market funds and classes prior to any reimbursement arrangements was approximately 0.40% as of January 31, 1997. This comparative group comprises 483 funds and classes, including General Purpose, U.S. Treasury, U.S. Government, and Institutional Tax-Exempt money market funds. This median rate is 0.20% higher than the fee rate proposed under the Amended Contract. The median total expense rate for these funds and classes (after reimbursements) was approximately 0.492% for the same period. Based on the proposed management fee rate (and assuming the current voluntary expense limitation is in effect), the total
operating expenses of Class I of the fund (0.20%)   ,     Class II of
the fund (0.35%)   , and     Class III of the fund (0.45%) would be
below the median.
 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year ended March 31, 1997, to the management fee that the fund would have incurred under the Amended Contract if it had been in effect during that period.
PRESENT CONTRACT     AMENDED CONTRACT         PERCENTAGE DIFFERENCE
MANAGEMENT FEE       MANAGEMENT FEE

$1,   289,421*       $6   0    5   ,519       (5   3    .   0    %)

* Figure does not reflect the voluntary expense limitation currently in effect. The voluntary expense limitation resulted in an actual
management fee of $6   0    5,   519     the same management fee that
the fund would have incurred under the Amended Contract.
 The following charts compare the fees and expenses that each class of the fund paid under the Present Contract for the fiscal year ended March 31, 1997 (modified to reflect the voluntary expense limitation currently in effect), to the fees and expenses that each class of the fund would have paid under the Amended Contract if it had been in effect during that period. All fees and expenses are expressed as a percentage of the applicable class's average net assets.
CLASS I                    PRESENT CONTRACT   AMENDED CONTRACT

MANAGEMENT FEE             0.20%*             0.20%

RULE 12B-1 FEE             N/A                N/A

OTHER EXPENSES             0.00%              0.00%*

TOTAL OPERATING EXPENSES   0.20%*             0.20%*

CLASS II(DAGGER)           PRESENT CONTRACT   AMENDED CONTRACT

MANAGEMENT FEE             0.20%*             0.20%

RULE 12B-1 FEE             0.15%              0.15%

OTHER EXPENSES             0.00%              0.00%*

TOTAL OPERATING EXPENSES   0.35%*             0.35%*

CLASS III(DAGGER)          PRESENT CONTRACT   AMENDED CONTRACT

MANAGEMENT FEE             0.20%*             0.20%

RULE 12B-1 FEE             0.25%              0.25%

OTHER EXPENSES             0.00%              0.00%*

TOTAL OPERATING EXPENSES   0.45%*             0.45%*

* After reimbursement.
   (dagger) Annualized. Class II and Class III commenced operations on November 1, 1995 and November 6, 1995, respectively.
 FMR has voluntarily agreed to reimburse each class of the fund to the extent that total operating expenses (excluding Rule 12b-1 fees applicable to Class II and Class III shares; interest; taxes; brokerage commissions; and extraordinary expenses) exceed 0.20% of the class's average net assets. If these agreements were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, of each class would have been as follows: (i) for Class I: 0.42%, 0.00%, and 0.42%, respectively, under the Present Contract, and 0.20%, 0.23%, and 0.43%, respectively, under the Amended Contract; (ii) for Class II: 0.42%, 0.00%, and 0.57%, respectively, under the Present Contract, and 0.20%, 0.23%, and 0.58%, respectively, under the Amended Contract; and (iii) for Class III:
0.42%, 0.00%, and 0.67%, respectively, under the Present Contract, and 0.20%, 0.23%, and 0.68%, respectively, under the Amended Contract.
 TRANSACTIONS WITH BROKERS-DEALERS. The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. If FMR grants investment management authority to a sub-adviser pursuant to a Sub-advisory Agreement, the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below.
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 The fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Contract expressly recognizes this authority.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including the
Independent Trustees, on December 1   9    , 1996. The Board of
Trustees consider and approve twice every year portfolio transactions with broker-dealers who provide research services to the fund. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE BOARD. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 With regard to the section of the proposed contract describing the changes to portfolio transactions, the Trustees considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While the fund does not generally purchase securities through a broker-dealer by paying commissions, the Board of Trustees determined that amending the management contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to the fund.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the proposed modifications to the management fee structure are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
2. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF RATED MONEY MARKET FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER.
 The Board of Trustees ha   s     approved an Agreement and Plan of
Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 2. The Plan of Reorganization provides for a reorganization of Rated Money Market (the Fund) from a separate series of Fidelity Money Market Trust (FMMT), a Delaware business trust, to a newly-established, separate series of Fidelity Institutional Cash Portfolios (the Trust), also a Delaware business trust (the Reorganization).
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement). Since both FMMT and the Trust are Delaware business trusts, organized under substantially similar Trust Instruments, the rights of the security holders of the Fund under state law and the governing documents are expected to remain unchanged after the Reorganization, nor will the Reorganization affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts, except Mr. Pozen does not serve as Trustee of FICP. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Trust Instrument permits the Trustees to create one or more additional series or funds. The Trust's fiscal year will be the same as that of FMMT, although the Trustees may change the fiscal year at their discretion in the future.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract identical to the contract in effect between FMR and the Fund (the Present Management Contract) (except as it may be modified pursuant to a vote of the shareholders of the Fund as proposed in this Proxy Statement); similarly, FMR Texas, the Fund's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to the Series under a Sub-Advisory Agreement substantially identical to the agreement in effect between FMR Texas and FMR (the Present Sub-Advisory Agreement).
 The Fund's distribution agent, FDC, will distribute shares of the Series under a General Distribution Agreement identical to the contract currently in effect between FDC and the Fund.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of FMMT, which has three series of shares or funds. The Board of Trustees unanimously recommends conversion of the Fund to a separate series of the Trust (i.e., into the Series) which will succeed to the business of the Fund. Moving the Fund from FMMT to the Trust will consolidate and streamline the production and mailing of certain financial reports and legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of FMMT, including all of the Trustees who are not interested persons of FMR, on December 19, 1996. The Board of Trustees recommends that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the conversion of the Fund to a separate series of the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of FMMT, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) a Sub-Advisory Agreement between FMR and FMR Texas with respect to the Series and
(iii) a Distribution and Service Plan under Rule 12b-1 for each class of the Series, identical to the contracts or Plans, as the case may be, in effect with the Fund or class immediately prior to the Closing Date (including as the Present Management Contract may be modified pursuant to a vote of the shareholders of the Fund as proposed in this Proxy Statement, and except as indicated in the Distribution and Service Plans attached as Exhibits 3, 4, and 5 to this Proxy Statement). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of FMMT.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 2 to this Proxy Statement.
 On the Closing Date of the Reorganization (defined below), the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest of the corresponding classes of the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Trust Series Share of the applicable class for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes FMMT, as the then sole initial shareholder of the Series or class, as appropriate, to approve (i) a Management Contract with FMR for the Series (the New Management Contract), (ii) a Sub-Advisory Agreement between FMR and FMR Texas with respect to the Series (the New Sub-Advisory Agreement), and (iii) Distribution and Service Plans (the New Plans) under Rule 12b-1 for each class of the Series, substantially identical to the contracts or plans, as the case may be, currently in effect with the Fund or class immediately prior to the Closing Date (including as the Present Management Contract may be modified pursuant to a vote of the shareholders of the Fund as proposed in this Proxy Statement, and except as indicated in the Distribution and Service Plans attached as Exhibits 3, 4, and 5 to this Proxy Statement).
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreement, and the New Plans will take effect on the Closing Date. The New Management Contract, and the New Sub-Advisory Agreement will continue in force
until May 31, 199   9    . The New Plans will continue in force until
April 30, 199   9    . Each agreement    or     contract, as
applicable   ,     will continue in force thereafter from year to year
so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, FMR or FMR Texas, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plans will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and New Sub-Advisory Agreement will be terminable without penalty on sixty days' written notice either by the Trust, FMR, or FMR Texas, as the case may be, and will terminate automatically in the event of
   their     assignment. The New Plans will be terminable at any time,
without the payment of any penalty, by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable class.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the
close of business on    May 29    , 1998 (the Closing Date). However,
the Reorganization may become effective at such date as the parties may agree in writing.
 The obligations of FMMT and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders.
 EXPENSES. Expenses of the Reorganization, estimated at $8,000 in the aggregate, will be borne by FMR.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to convert the Fund into a separate series of a Delaware business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Delaware business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); authorization of FMMT, as sole shareholder of the Series or class, as appropriate, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) a Sub-Advisory Agreement for the Series between FMR and FMR Texas, and (iii) a Distribution and Service Plan under Rule 12b-1 for each class of the Series, identical to the contract or plan, as the case may be, in effect with the Fund or class immediately prior to the Closing Date (including as the Present Management Contract may be modified pursuant to a vote of the shareholders of the Fund as proposed in this Proxy Statement, and except as indicated in the Distribution and Service Plans attached as Exhibits 3, 4, and 5 to this Proxy Statement). If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a series of FMMT.
3. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation; it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of
total assets in non-publicly offered money market funds    (the
Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as
custodian, auditor, and independent trustees fees    . If the proposal
is approved, the fund may increase its investment in the Central Funds in addition to investing directly in money market securities. FMR believes that the fund will benefit by having the Central Funds available as an investment alternative without having to incur the cost of a shareholder meeting.
 If the new fundamental investment limitation is adopted as proposed, the non-fundamental diversification limitation for the fund will remain as follows:
 "The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to investments of up to 25% of total assets in securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.)"
 The non-fundamental investment limitation reflects the limitation imposed by regulations applicable to taxable money market funds and
the SEC exe   m    ptive order discussed above. Rated Money Market
intends to interpret the fundamental and non-fundamental limitations in accordance with SEC regulations applicable to money market funds.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders and the non-fundamental limitation cannot be changed without the approval of the Board of Trustees.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
4. TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING WRITING OR PURCHASING PUT OR CALL OPTIONS.
 The Fund's fundamental investment limitation on put and call options states:
 "The fund may not write or purchase any put or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. The Trustees believe that the fund's current limitation could be interpreted to restrict the fund from taking advantage of potential investment opportunities and techniques that are consistent with regulatory requirements for money market funds and the fund's investment objective and policies, and believe that the fund would benefit from having the additional investment flexibility.
 FMR has no current intention of implementing any strategies involving exchange-traded options contracts. However, some of the fund's investments may include demand or "put" features, which can provide additional liquidity or protection against loss by providing the fund with the ability to require the issuer or a third-party to purchase the security at the fund's request prior to maturity. In addition, the fund may from time to time enter into agreements with option-like features, such as standby commitments or other instruments conveying the right or obligation to buy or sell securities at a future date. These types of transactions may provide opportunities that would not otherwise be available to the fund.
 The investment features discussed above are addressed under Rule 2a-7 of the 1940 Act, which sets forth investment restrictions for money market funds. These restrictions are designed to enable money market funds to maintain a $1.00 share price. The fund's current fundamental investment limitation could be interpreted to be more restrictive than the requirements of the Rule. Any strategies used by the fund must, of course, be in accordance with both the federal requirements applicable to money market funds, and the fund's investment objective and policies. Approval of the proposal would allow FMR to develop and implement additional strategies in the future, without the need to seek further shareholder approval and without incurring the cost to the fund associated with holding a shareholder meeting.
 CONCLUSION. The Board of Trustees has determined that it is in the best interest of shareholders to eliminate the fund's fundamental limitation concerning investments in put or call options. Accordingly, the Trustees recommend that shareholders of the fund vote FOR the proposal. The elimination of this limitation, upon shareholder approval, will become effective when disclosure is revised to reflect the change. If the proposal is not approved by shareholders of the fund, the fund's current fundamental limitation will remain unchanged. OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 1.
 FMR is responsible for the payment of all expenses of the fund with certain exceptions. Specific expenses payable by FMR include, without limitation, expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, and the fees of the custodian, auditor and interested Trustees; costs of typesetting, printing, and mailing prospectuses and statements of additional information, notices and reports to shareholders; the fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also provides for transfer agent and dividend disbursing services through FIIOC and portfolio and general accounting record maintenance through Fidelity Service Company, Inc. (FSC), an affiliate of FMR.
 FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees); taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
 FMR is the fund's manager pursuant to a management contract dated December 29, 1994 which was approved by FMMT, then sole shareholder of the fund on December 8, 1994, pursuant to an Agreement and Plan of Conversion. The management fee paid to FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
 For the services of FMR under the contract, the fund pays FMR a monthly management fee at the annual rate of .42% of the average net assets of the fund throughout the month. Fees received by FMR, after voluntary reimbursement of fees and expenses paid by the fund to the non-interested trustees, for the fiscal year ended March 31, 1997 from the fund were $605,519.
 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and any applicable 12b-1 fees). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and yield and repayment of the reimbursement by the fund will lower its total returns and yields.
 During the fiscal year ended March 31,1997, FMR voluntarily agreed to reimburse the fund to the extent that its aggregate operating expenses, including management fees but excluding any applicable 12b-1 fees, were in excess of an annual rate of 0.20% of the average net assets of the fund. If this reimbursement had not been in effect, for the fiscal year ended March 31, 1997, FMR would have received fees
amounting to $1,289,421   ,     which would have been equivalent to
0.42% of the average net assets of the fund (after reduction for compensation to the non-interested Trustees).
SUB-ADVISORY AGREEMENTS
 On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to the fund. The sub-advisory agreement, dated December 29, 1994, was approved by FMMT as sole shareholder of the fund on December 8, 1994 pursuant to an Agreement and Plan of Conversion approved by shareholders of the fund on December 8, 1994. The terms of the fund's current sub-advisory agreement with FMR Texas duplicate those of its previous sub-advisory
agreement   ,     which was dated November 1, 1989.
 Under the sub-advisory agreement, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended March 31, 1997, FMR paid FMR Texas fees of $644,711.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Rated Money Market and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 6 beginning on page .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Arthur S. Loring, Thomas D. Maher, Thomas Simpson, Richard
A. Silver, Leonard M. Rush, Fred L. Henning, Jr., Boyce Greer, Dwight
D. Churchill, and Robert K. Duby are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Maher, Mr. Simpson, Mr. Silver, and Mr. Rush, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period April 1, 1996 through March 31, 1997, no transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
 Funds with investment objectives similar to Rated Money Market for which FMR has entered into a sub-advisory agreement with FMR Texas, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 6 beginning on page .
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East). In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109. PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of    Fidelity Investments
Institutions Operations Company, Inc. 82 Devonshire Street, Boston,
Massachusetts 02109    , whether other persons are beneficial owners
of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
 The language to be added to the current contract is in ((double parentheses)); the language to be deleted is set forth in [brackets]. FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY MONEY MARKET TRUST
((RATED))[DOMESTIC] MONEY MARKET [PORTFOLIO]
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [AGREEMENT]((Amendment)) made this (( day of , 199 ,)) [day of December 1994,] by and between Fidelity Money Market Trust, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of [Domestic]((Rated)) Money Market Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((, as set forth in its entirety below)).
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 5 of the existing Management Contract dated December 29, 1994, to an amendment of said Contract in the manner set forth below. The Amended Management Contract when executed by duly authorized officers of the Fund and Adviser, will take effect on the first day of the first month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  [(c) The Adviser undertakes (i) to furnish, either itself or through an affiliated or non-affiliated company, shareholder and dividend disbursing services and portfolio and general accounting record maintenance, and (ii) to pay all expenses involved in the operation of the Portfolio, except taxes, the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser, brokerage fees and commissions, and such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligations which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto, which expenses shall be paid by the Portfolio. It is understood that charges billed directly to shareholders of the Portfolio including charges for sub-accounting services, shall not be payable by the Adviser.]
  (((c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly [advisory and service]((management)) fee [at]((equivalent to)) the annual rate of [42/100 of 1%]((.20%)) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust Instrument) throughout the month; provided that [the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.] ((in the case of initiation or termination of this contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.))
 In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. ((It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser
hereunder    , which expenses payable by the Portfolio shall include,
without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums
for    f    idelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.))
 [4]((5)). The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [5]((6)) (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph [5]((6)), this Contract shall continue in force until May 31, [1995] ((199_)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
   (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
   (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [5]((6)), the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
   (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 [6]((7)). The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Trust Instrument and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Trust Instrument are separate and distinct from those of any and all other Portfolios.
 [7]((8)). This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 2
   FORM OF
    AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as
of th   e __ day of _______ 199_,     by and between Rated Money
Market (the Fund), a separate series of Fidelity Money Market Trust
(FMMT) and Fidelity Institutional Cash Portfolios (the Trust), each a business trust duly formed under the laws of the State of Delaware.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for
shares of beneficial interest of the applic   able cla    sses    of
    the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive
distribution of such Trust Series    Shares     of the applicable
classes by the Fund to its shareholders (Fund Shareholder) in complete liquidation and termination of the Fund in exchange for all of the
F   und's outstanding shares of the corresponding classes (Fund
Shares). The Fund shall     receive shares of the applicable classes
of the Series equal to the number and class of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND   .
 FMMT on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of FMMT, a business trust duly formed, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Trust Instrument or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934
Act), and the 1940 Act;
 (x) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 1997 and those incurred in the ordinary course of the Fund's business as an investment company since September 30, 1997; and
 (y) The Fund will be liquidated immediately after the Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST   .
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the State of Delaware. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Trust Instrument or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Delaware law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Delaware law;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION   .
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share of each class that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares of the applicable classes equal to the value and number of full and fractional shares of the corresponding classes of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in
Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of FMMT or any officer duly authorized by them, on FMMT's behalf as the then sole shareholder of the Series, shall approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) a Sub-Advisory Agreement between FMR and FMR Texas Inc., (iii) Distribution and Service Plans under Rule 12b-1 under the 1940 Act between the Trust on behalf of each class of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plans and contracts currently in effect with the Fund or class, except as to the parties to such plan or contract, and (iv) the adoption of revised fundamental policies described in Proposals 3
   and     4 of the the proxy statement distributed in connection with the Special Meeting of Fund Shareholders (Proxy Statement). The Management Contract may be modified pursuant to a vote of the shareholders of the Fund pursuant to the Proxy Statement. The Distribution and Service Plans may be modified as indicated in the plans attached as Exhibits 3, 4, and 5 to the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares of the applicable classes pro rata in proportion to their respective shares of
beneficial interest of the corresponding classes    of     the Fund to
Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund's Trust Instrument, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the
Trust Series Shares    of the applicable classes     thereto. Each
Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares of the applicable classes due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares of the applicable classes in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION   .
 (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, class, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, class and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by FSC, an affiliate of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES   .
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) Pursuant to the Fund's management contract with FMR, FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities).
6. CLOSING DATE   .
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of FMMT and the Trust, 82 Devonshire Street, Boston, Massachusetts, on May 29, 1998, or at such other place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified The Bank of New York, as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) Fidelity Investments Institutional Operations Company, Inc., as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND   .
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of FMMT pursuant to its Amended and Restated Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST   .
 The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of FMMT, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of FMMT, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time: (i) the assets held by the custodian will be transferred to the Series; (ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of FMMT, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since March 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND.
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Delaware law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST.
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares of the applicable classes and the assumption of the Fund's liabilities followed by the distribution of those the Trust Series Shares to the shareholders of the corresponding classes of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST.
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Trust Instrument in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. TRUST INSTRUMENTS.
 A copy of the Certificate of Trust of the Trust and FMMT, as restated and amended, is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and FMMT as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
    FMR hereby agrees, pursuant to its Management
    Contract with FMMT in respect
    of the Fund and with the Trust in respect of the Series,
    to assume the expenses provided for in
    accordance with paragraph 5(b) of this Agreement.
FIDELITY MANAGEMENT & RESEARCH COMPANY
[signature lines omitted]
EXHIBIT 3
 The language to be added to the current contract is in ((double parentheses)); the language to be deleted is set forth in [brackets]. FORM OF
DISTRIBUTION AND SERVICE PLAN
OF FIDELITY MONEY MARKET TRUST:
((RATED))[DOMESTIC] MONEY MARKET [PORTFOLIO]
((CLASS I))
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 ((as amended)) (the "Act") ((for Class I shares)) of [Domestic]((Rated)) Money Market [Portfolio] (the "Portfolio"), a series [of shares] of Fidelity Money Market Trust (the "Fund").
 2. The Fund has entered into a General Distribution Agreement [with respect to]((on behalf of)) the Portfolio with Fidelity Distributors Corporation (the "Distributor"), [a wholly-owned subsidiary of
Fidelity Management & Research Company (the "Adviser")   ,    ] under
which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. [It is understood that the Adviser may reimburse the Distributor for these expenses from any source available to it, including advisory and service fees paid to it by the Portfolio.]((It is recognized that Fidelity Management & Research Company (the "Adviser") may use its management fee revenue, as well as its past profits or its resources from any other source, to make payments to the Distributor with respect to any expenses incurred in connection with the distribution of Class I shares, including the activities referred to above.)
 3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of ((Class I)) shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.
 4. [The Portfolio]((Class I)) will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, an advisory and service fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of advisory and service fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the [context]((meaning)) of Rule 12b-1 [under the Act], then such payments shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities [of the Portfolio]" (as defined in the
Act)(( of Class I)), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of ((the)) Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect [from the date specified above] until May 31, [1995]((199_,)) and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by [the Portfolio]((Class I)) to finance any activity primarily intended to result in the sale of shares of [the Portfolio]((Class I)), to increase materially the amount spent by [the Portfolio]((Class I)) for distribution, or any amendment of the Management Contract to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of ((Class I, in the case of this Plan, or upon approval by a vote of a majority of the outstanding voting securities of )) the Portfolio, ((in the case of the Management Contract,)) and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of [the Portfolio]((Class I)).
 8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of ((Class I)) shares [of the Portfolio] (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of ((Class I)) shares [of the Portfolio].
 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Trust Instrument, any obligations assumed by [the Portfolio] ((Class I)) pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to [the Portfolio]((Class I)) and its assets, and shall not constitute obligations of any [other series of shares of the Fund]((shareholder of the Fund or of any other class of the Portfolio, series of the Fund or class of such series)).
 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
 12. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the choice of the laws provisions thereof.
EXHIBIT 4
FORM OF
DISTRIBUTION AND SERVICE PLAN
FIDELITY MONEY MARKET TRUST: ((RATED MONEY MARKET))
CLASS II
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Class II shares (the "Class II") of Rated Money Market (the "Portfolio"), a series of Fidelity Money Market Trust ((the "Fund")).
 2. The Fund has entered into a General Distribution Agreement on behalf of the Portfolio with Fidelity Distributors Corporation (the "Distributor"), [a wholly-owned subsidiary of Fidelity Management &
Research Company (the "Adviser")   ,    ] under which the Distributor
uses all reasonable efforts, consistent with its other business, to secure purchasers of the Portfolio's shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following:
  (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising;
  (2) preparation, printing and distribution of sales literature;
  (3) preparation, printing and distribution of prospectuses of the Portfolio and reports to recipients other than existing shareholders of the Portfolio;
  (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may from time to time, deem advisable;
  (5) making payments to securities dealers and others engaged in the sales of Shares or who engage in shareholder support services; and
  (6) providing training, marketing and support to such dealers and others with respect to the sale of Shares.
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement, Class II [of the Portfolio] shall pay to the Distributor a fee at the annual rate of .15% of [such Class']((the)) average daily net assets ((of Class II)) throughout the month, or such lesser amount as may be established from time to time by the Trustees of the Fund, as specified in paragraph 6 of this Plan; provided that, for any period during which the total of such fee and all other expenses of the Portfolio (or of Class II), would exceed the gross income of the Portfolio (or of Class II), such fee shall be reduced by such excess. Such fee shall be computed and paid monthly. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Portfolio's then current Prospectus for the determination of the net asset value of shares of Class II, but shall exclude assets attributable to any other Class of the Portfolio. The Distributor may use all or any portion of the fee received pursuant to the Plan to compensate securities dealers or other persons who have engaged in the sale of ((Class II)) Shares or in shareholder support services pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 thereof.
 4. [Each Class of the]((The)) Portfolio presently pays, and will continue to pay, a management fee to ((Fidelity Management & Research Company (the "Adviser")))[the Adviser] pursuant to a management agreement between the Portfolio and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to [reimburse]((make payments to)) the Distributor [for]((with respect to any)) expenses incurred in connection with the distribution of ((Class II)) Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the [Class]((Portfolio)) to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of ((Class II)) shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities" (as defined in the Act) of Class II, this Plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of ((the)) Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect until May 31, [1993]((199_)), and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the maximum fee provided for in paragraph 3 hereof, or any amendment of the Management Contract to increase the amount to be paid by the Portfolio thereunder, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class II, in the case of the Plan, or upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of [the] Class ((II)).
 8. During the existence of this Plan, the Fund shall require the Adviser and/or the Distributor to provide the Fund, for review by the Fund's Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of Class II (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of [the] Class ((II)).
 10. Consistent with the limitation of shareholder liability as set forth in the Fund's [Declaration of Trust]((Trust Instrument)), any obligation assumed by Class II pursuant to this Plan or any agreement related to this Plan shall be limited in all cases to Class II and its assets and shall not constitute an obligation of any shareholder of the Fund or of any other [series or Class of the Fund]((class of the Portfolio, series of the Fund or class of such series.))
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 5
 The language to be added to the current contract is in ((double parentheses)); the language to be deleted is set forth in [brackets]. FORM OF DISTRIBUTION AND SERVICE PLAN
FIDELITY MONEY MARKET TRUST: [CASH PORTFOLIOS]
((RATED MONEY MARKET))
CLASS III
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Class III shares (the "Class III") of Rated Money Market (the "Portfolio"), a series of Fidelity Money Market Trust ((the "Fund")).
 2. The Fund has entered into a General Distribution Agreement on behalf of the Portfolio with Fidelity Distributors Corporation (the "Distributor"), [a wholly-owned subsidiary of Fidelity Management &
Research Company (the "Adviser")   ,    ] under which the Distributor
uses all reasonable efforts, consistent with its other business, to secure purchasers of the Portfolio's shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following:
  (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising;
  (2) preparation, printing and distribution of sales literature;
  (3) preparation, printing and distribution of prospectuses of the Portfolio and reports to recipients other than existing shareholders of the Portfolio;
  (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may from time to time, deem advisable;
  (5) making payments to securities dealers and others engaged in the sales of Shares or who engage in shareholder support services; and
  (6) providing training, marketing and support to such dealers and others with respect to the sale of Shares.
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement, Class III [of the Portfolio] shall pay to the Distributor a fee at the annual rate of .25% of [such Class']((the)) average daily net assets ((of Class III)) throughout the month, or such lesser amount as may be established from time to time by the Trustees of the Fund, as specified in paragraph 6 of this Plan; provided that, for any period during which the total of such fee and all other expenses of the Portfolio (or of Class III), would exceed the gross income of the Portfolio (or of Class III), such fee shall be reduced by such excess. Such fee shall be computed and paid monthly. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Portfolio's then current Prospectus for the determination of the net asset value of shares of Class III, but shall exclude assets attributable to any other Class of the Portfolio. The Distributor may use all or any portion of the fee received pursuant to the Plan to compensate securities dealers or other persons who have engaged in the sale of ((Class III)) Shares or in shareholder support services pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 thereof.
 4. [Each Class of the]((The)) Portfolio presently pays, and will continue to pay, a management fee to ((Fidelity Management & Research Company (the "Adviser")))[the Adviser] pursuant to a management agreement between the Portfolio and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to [reimburse]((make payments to)) the Distributor [for]((with respect to any)) expenses incurred in connection with the distribution of ((Class III)) Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the [Class]((Portfolio)) to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of ((Class III)) shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities" (as defined in the Act) of Class III, this Plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of ((the)) Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect until May 31, [1993]((199_)), and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the maximum fee provided for in paragraph 3 hereof, or any amendment of the Management Contract to increase the amount to be paid by the Portfolio thereunder, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class III, in the case of the Plan, or upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of [the] Class ((III)).
 8. During the existence of this Plan, the Fund shall require the Adviser and/or the Distributor to provide the Fund, for review by the Fund's Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of Class III (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of [the] Class ((II)).
 10. Consistent with the limitation of shareholder liability as set forth in the Fund's [Declaration of Trust]((Trust Instrument)), any obligation assumed by Class III pursuant to this Plan or any agreement related to this Plan shall be limited in all cases to Class III and its assets and shall not constitute an obligation of any shareholder of the Fund or of any other [series or Class of the Fund]((class of the Portfolio, series of the Fund or class of such series.))
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

   FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE
RATIOS (A)

   INVESTMENT
                                    FISCAL
               AVERAGE
               RATIO OF NET

   OBJECTIVE AND FUND                              YEAR END (A)          NET ASSETS
            ADVISORY FEES

                                                                         (MILLIONS)(B)          TO AVERAGE

                                                                                                NET ASSETS

                                                                                                PAID

                                                                                                TO FMR (C)



   TAXABLE MONEY MARKET ((YEN))


   SELECT MONEY MARKET                              2/28/97              $ 780.7
0.20%

   INSTITUTIONAL CASH:


    TREASURY:


     CLASS I                                        3/31/97               6,755.7
0.20

     CLASS II                                       3/31/97               53.2
0.20

     CLASS III                                      3/31/97               2,520.6
0.20

    GOVERNMENT:


     CLASS I                                        3/31/97               3,174.7
0.20

     CLASS II                                       3/31/97               57.3
0.20

     CLASS III                                      3/31/97               426.2
0.20

    DOMESTIC:


     CLASS I                                        3/31/97               1,205.1
0.20

     CLASS II                                       3/31/97               3.0
0.20

     CLASS III                                      3/31/97               75.7
0.20

    MONEY MARKET:


     CLASS I                                        3/31/97               8,692.8
0.18*

     CLASS II                                       3/31/97               113.1
0.18*

     CLASS III                                      3/31/97               417.2
0.18*

    TREASURY ONLY:


     CLASS I                                        3/31/97               1,238.1
0.20*

     CLASS II                                       3/31/97               27.1
0.20*

     CLASS III                                      3/31/97               24.5
0.20*

    MONEY MARKET TRUST: RATED MONEY

   MARKET:


     CLASS I                                        3/31/97               291.5
0.20*

     CLASS II                                       3/31/97               8.4
0.20*

     CLASS III                                      3/31/97               11.0
0.20*

   SPARTAN MONEY MARKET                             4/30/97               8,917.3
0.45

   SPARTAN U.S. GOVERNMENT MONEY MARKET             4/30/97               838.0
0.45

   SPARTAN U.S. TREASURY MONEY MARKET               4/30/97               1,878.0
0.45

   THE NORTH CAROLINA CAPITAL MANAGEMENT            6/30/97               2,068.9
0.35
   TRUST: CASH PORTFOLIO


   DAILY MONEY FUND: CAPITAL RESERVES:


    MONEY MARKET                                    7/31/97               1,443.6
0.36*

    U.S. GOVERNMENT MONEY MARKET                    7/31/97               248.3
0.34*



   INVESTMENT
                               FISCAL
               AVERAGE
               RATIO OF NET

   OBJECTIVE AND FUND                         YEAR END (A)          NET ASSETS
            ADVISORY FEES

                                                                    (MILLIONS)(B)          TO AVERAGE

                                                                                           NET ASSETS

                                                                                           PAID

                                                                                           TO FMR (C)



   DAILY INCOME TRUST                          8/31/96              $ 2,305.8
0.32%

   MONEY MARKET TRUST:


    RETIREMENT GOVERNMENT
                     8/31/96               2,395.2                                        0.37*
    MONEY MARKET


    RETIREMENT MONEY MARKET                    8/31/96               4,824.4
0.37*

   NEWBURY STREET TRUST:


    PRIME FUND:


     DAILY MONEY CLASS                         10/31/96#             2,549.0
0.50(DAGGER)

    TREASURY FUND:


     DAILY MONEY CLASS                         10/31/96#             1,820.1
0.50(DAGGER)

     ADVISOR B CLASS                           10/31/96#             26.9
0.50(DAGGER)

   CASH RESERVES                               11/30/96              19,276.0                                       0.21


   U.S. GOVERNMENT RESERVES                    11/30/96              1,190.0                                        0.21


   VARIABLE INSURANCE PRODUCTS FUND:


    MONEY MARKET                               12/31/96              935.3                                          0.21



   (a) All fund data are as of the fiscal year end noted in the chart.

   (b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
   (dagger) Annualized
   # Year end changed; less than a complete fiscal year
   ((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to each fund.


RMM-pxs-1097 CUSIP#316191204/FUND#052
 CUSIP#316191808/FUND#619
 CUSIP#316191881/FUND#652
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY MONEY MARKET TRUST:  RATED MONEY MARKET
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Money Market Trust: Rated Money Market which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 10:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.    TO APPROVE AN AMENDED MANAGEMENT CONTRACT                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      FOR THE FUND.

2.    TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      THE REORGANIZATION OF THE FUND    FROM A SEPARATE
         SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER.

3.    TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      CONCERNING DIVERSIFICATION FOR THE FUND.

4.    TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      CONCERNING WRITING OR PURCHASING PUT OR CALL
      OPTIONS.




RMM-PXC-1097 cusip # 316191204/fund# 052H
 cusip # 316191708/fund# 619H
 cusip # 316191881/fund# 652H
Important Proxy Materials...
Please cast your vote now!

Dear Fidelity Institutional Money Market Funds Shareholder:

On December 17, 1997, a special shareholder meeting of the following Fidelity Institutional Money Market Funds will be held:
(bullet) Fidelity Money Market Trust: Rated Money Market

The matters to be discussed are important, and directly affect your investment. As a shareholder, you cast one vote for each share and fractional votes for fractional shares that you own. You may think your vote is insignificant, but every vote is extremely important. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the fund.

The enclosed Proxy Statement details the proposals under consideration. A list of each issue can be found on the first page of the Proxy Statement. In addition, we have attached a Q&A to assist you in understanding the proposals that may require your vote. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card. It is important that you sign your proxy card exactly as your name appears in the registration of the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings.

These proposals have been carefully considered by the fund's Board of Trustees, which is responsible for protecting your interests as a shareholder. The Board of Trustees believes these proposals are fair and reasonable, and recommends that you approve them. If you have any questions about any of the proposals, please do not hesitate to contact Fidelity Client Services at 800-843-3001.

Remember, this is your opportunity to voice your opinion on matters
affecting your fund.   Your participation is extremely important no
matter how many or how few shares you own.

Thank you.  We appreciate your prompt attention.

Sincerely,



Edward C. Johnson 3d
Chairman and Chief Executive Officer



Q&A
IMPORTANT INFORMATION TO
HELP YOU UNDERSTAND THE
PROPOSALS ON WHICH YOU ARE BEING ASKED TO VOTE.
PLEASE READ THE FULL TEXT OF THIS PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS PLEASE CALL CLIENT SERVICES AT 800-843-3001. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY INSTITUTIONAL MONEY MARKET FUNDS AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
A. You are being asked to vote on the following proposals:
(solid bullet) To approve an amended management contract for the fund. (solid bullet) To approve an Agreement and Plan providing for the reorganization of the fund from a separate series of one Delaware business trust to another.
(solid bullet) To amend the fund's fundamental investment limitation concerning diversification.
(solid bullet) To eliminate the fund's fundamental investment limitation concerning writing or purchasing put or call options.
Q. WHY IS THE FUND AMENDING THE MANAGEMENT CONTRACT?
A. The proposed amendments to the management contract will bring the fund's management fee structure in line with that of comparable Fidelity institutional money market funds which are marketed as the Fidelity Institutional Money Market(FIMM) Funds. As discussed fully in the proposal, under the present contract, the fund pays Fidelity Management & Reserach Company (FMR) an all-inclusive management fee rate, and FMR pays all of the fund's other expenses with certain exceptions. Under the proposed management contract, the management fee rate will be reduced and the all inclusive fee structure will be replaced with a fee structure where the fund would pay all of its other expenses. Standardizing the fund's management fee structure would further the goal of simplifying the prospectus disclosure and improving shareholder understanding of the FIMM family of funds.
Q. WHY IS THE FUND REORGANIZING FROM ONE DELAWARE BUSINESS TRUST TO
ANOTHER?
A. The fund is presently organized as a series of Fidelity Money Market Trust (FMMT), a Delaware business trust, which has two other series. The Board of Trustees unanimously recommends reorganization of the fund to a separate series of Fidelity Institutional Cash Portfolios (the Trust) which will succeed to the business of the Fund. Moving the Fund from FMMT to the Trust will consolidate and streamline production and mailing of shareholder reports and legal documents.
The proposed change will have no material effect on shareholders or management of the fund.
Q. WITH RESPECT TO THE PROPOSAL REGARDING THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION, WILL THIS AMENDMENT AFFECT MY FUND'S INVESTMENT OBJECTIVE?
A. No. The Board of Trustees believes that this proposal is in the best interest of the fund's shareholders, and will not affect the fund's investment objective.
Q. WHY IS THE FUND PROPOSING TO ELIMINATE ITS FUNDAMENTAL INVESTMENT LIMITATION CONCERNING WRITING OR PURCHASING PUT OR CALL OPTIONS FOR THE FUND?
A. The Board of Trustees believes that the fund's current limitation could be interpreted to restrict the fund from taking advantage of potential investment opportunities and techniques that are consistent with regulatory requirements for money market funds, and the fund's investment objective, and believes that this proposal is in the best interest of the fund's shareholders.
Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
A. Yes. The Board of Trustees of the fund has unanimously approved the proposals, and recommends that you vote to approve each one.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at
 800-843-3001.